UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Franklin Resources, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ONE FRANKLIN PARKWAY SAN MATEO, CA 94403-1906 D63212-P62429
Your Vote Counts! FRANKLIN RESOURCES, INC. 2022 Annual Meeting Vote by February 22, 2022 11:59 PM ET. For shares held in a Plan, vote by February 17, 2022 11:59 PM ET.

You invested in FRANKLIN RESOURCES, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on February 23, 2022.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 9, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* February 23, 2022 8:00 AM PT
Virtually at: www.virtualshareholdermeeting.com/BEN2022

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	To elect 11 directors to the Board to hold office until the next annual meeting of stockholders or until that person’s successor is elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal.

Nominees:

1a.	Mariann Byerwalter	For
1b.	Alexander S. Friedman	For
1c.	Gregory E. Johnson	For
1d.	Jennifer M. Johnson	For
1e.	Rupert H. Johnson, Jr.	For
1f.	John Y. Kim	For
1g.	Karen M. King	For
1h.	Anthony J. Noto	For
1i.	John W. Thiel	For
1j.	Seth H. Waugh	For
1k.	Geoffrey Y. Yang	For
2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2022.	For
3.	To transact such other business that may properly be raised at the Annual Meeting or any adjournments or postponements of the Annual Meeting.

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D63213-P62429